UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2022

CASI PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

delaware (State or other jurisdiction of incorporation or organization)	0-20713 (Commission File Number)	58-1959440 (IRS Employer Identification No.)

9620 Medical Center Drive, Suite 300

Rockville, Maryland

(Address of principal executive offices)

20850

(Zip Code)

(240) 864-2600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	CASI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 23, 2022 (the “Effective Date”), CASI Pharmaceuticals, Inc. (“CASI”) entered into a Business Loan Agreement, Commercial Security Agreement, Commercial Pledge Agreement and a Promissory Note (collectively, the “ Agreement”) with East West Bank (“EWB”). Under the Agreement, EWB made available to the Company a revolving line of credit up to a maximum of USD $10.0 million. The Agreement contains customary representations, warranties, financial covenants and ratios, reporting and other covenants, and events of default. The Agreement will mature  on December 31, 2022, unless extended to April 30, 2024 subject to certain conditions as defined in the Agreement. Proceeds received under the Agreement are intended to finance short-term working capital needs.

In general, amounts borrowed under the Agreement are secured by a lien on the Company’s assets, including first priority security interest in accounts receivable and inventory and pledge of available-for-sale securities.  Under the Agreement, CASI shall maintain at least $2,500,000 cash on deposit at EWB. EWB shall, when certain conditions are met, partially or fully release this cash deposit requirement.

Upon the Effective Date, the Company was required to pay a closing fee equal to $50,000. Amounts borrowed under the Agreement bear interest, payable monthly. Such interest shall accrue based upon the daily Wall Street Journal Prime Rate (as quoted in the “Money Rates” column of The Wall Street Journal (Western Edition)) plus 0.35 % with a floor rate of 3.85%. Interest is calculated by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding.

The foregoing description of the Agreement does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the full text of the Agreement that will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit
Number	Description

104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASI PHARMACEUTICALS, INC.
(Registrant)

/s/ Larry Zhang
President and Principal Financial Officer

Date: May 24, 2022